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                                                                  EXHIBIT 10.5.c

                                                                  EXECUTION COPY

                      BAY VIEW AUTO RECEIVABLES OWNER TRUST

                                     Issuer

                                       and

                            JPMORGAN CHASE BANK, N.A.

                                     Trustee

                              --------------------

                          THIRD SUPPLEMENTAL INDENTURE

                          Dated as of January 31, 2005

                                     to the

                                    INDENTURE

                            Dated as of June 5, 2003

                              --------------------

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            THIS THIRD SUPPLEMENTAL INDENTURE is entered into as of January 31,
2005, among BAY VIEW AUTO RECEIVABLES OWNER TRUST, a statutory trust organized and existing under the laws of the State of Delaware (the "Issuer") and JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), a national banking corporation duly organized and existing under the laws of the United States of America, as Trustee (the "Trustee").

                                    RECITALS

            A. The Issuer has heretofore duly executed and delivered to the Trustee an Indenture, dated as of June 5, 2003 (as amended or modified from time to time, the "Indenture"), providing for the issuance of the Notes. All capitalized terms used in this Third Supplemental Indenture and not defined herein shall have the meaning assigned to them in the Indenture.

            B. Section 9.02 of the Indenture provides that, with the consent of the Holders, the Issuer and the Trustee, by an Issuer Order, may enter into one or more supplemental indentures to modify provisions of the Indenture.

            C. All things necessary to make this Third Supplemental Indenture a valid agreement of the Issuer, and a valid supplement to the Indenture, have been done.

            NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

            SECTION 1. Amendments to the Indenture. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in
Section 2 below, the Indenture is hereby amended as follows:

            1.1 The following definitions of "Excess Spread Trigger Period Percentage", "Incremental Trigger Amount" and "Spread Account Deficiency" are added to Section 1.01 of the Indenture:

            "Excess Spread Trigger Period Percentage" means as of any Determination Date during an Excess Spread Trigger Period, the product of
      (a) the greatest amount by which 2.75% exceeded the Three Month Average Excess Spread (rounded to the nearest hundredth of one percent) on such Determination Date or any preceding Determination Date during such Excess Spread Trigger Period and (b) 1.5.

            "Incremental Trigger Amount" means, with respect to any Determination Date, that portion, if any, of the Requisite Amount due solely to (a) in the case of the first Determination Date in an Excess Spread Trigger Period, the existence of an Excess Spread Trigger Period Percentage, or (b) with respect to any other Determination Date, an increase in the Excess Spread Trigger Period Percentage since the previous Determination Date.

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            "Spread Account Deficiency" means, with respect to any applicable date, that the balance on deposit in immediately available funds in the Spread Account is less than the Requisite Amount for such date.

            1.2 The definition of "Excess Spread Trigger Event" in Section 1.01 of the Indenture is hereby amended by deleting the reference therein to "3.75%" and substituting "2.75%" therefor.

            1.3 The definition of "Excess Spread Trigger Period" in Section 1.01 of the Indenture is hereby amended by deleting the reference therein to "3.75%" and substituting "2.75%" therefor.

            1.4 The definition of "Requisite Amount" in Section 1.01 of the Indenture is hereby amended and restated in its entirety as follows:

            "Requisite Amount" means:

            (a) at any time during an Excess Spread Trigger Period, an amount equal to the lesser of (i) the Note Principal Balance at such time and
      (ii) the greater of (A) $1,750,000 and (B) the Aggregate Receivable Balance at such time times the lesser of (x) 2.0% and (y) 1.0% plus the Excess Spread Trigger Period Percentage determined as of the most recent Determination Date; and

            (b) at any other time, an amount equal to the lesser of (i) the Note Principal Balance at such time and (ii) the greater of (A) $1,750,000 and
      (B) the Aggregate Receivable Balance at such time times 1.0%.

            1.5 Subparagraph (e) of the definition of "Termination Event" in
Section 1.01 of the Indenture is hereby amended and restated in its entirety as follows:

            (e) a Spread Account Deficiency exists; provided, that (i) if such Spread Account Deficiency exists solely as a result of the existence of an Incremental Trigger Amount, a Termination Event under this subparagraph
      (e) shall not occur with respect thereto unless there is a Spread Account Deficiency (other than one resulting from the existence of a new Incremental Trigger Amount) on the second Payment Date following the Determination Date on which such Incremental Trigger Amount arose, and
      (ii) if a transfer from the Spread Account to the Collection Account has been made on a Transfer Date pursuant to Section 5.03(a), a Termination Event under this subparagraph (e) cannot occur unless and until a Spread Account Deficiency exists on or after the second Payment Date following such Transfer Date;

            1.6 Section 3.06(b) of the Indenture is hereby amended by deleting the reference therein to "30 days" and substituting "90 days" therefor.

            1.7 Section 8.02 of the Indenture is hereby amended by deleting the reference therein to "Majority Holders" and substituting "Supermajority Holders" therefor.

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            SECTION 2. Conditions Precedent. This Third Supplemental Indenture
shall become effective as of the date first above written, upon satisfaction of the following conditions: (i) receipt by the Indenture Trustee of an Opinion of Counsel stating that the execution hereof is authorized and permitted by the Indenture; and (ii) receipt by the Indenture Trustee of a fully executed copy hereof, including the executed consent signature pages from each of the Noteholders.

            SECTION 3. Covenants, Representations and Warranties of the Issuer and the Indenture Trustee.

            3.1 Upon the effectiveness of this Third Supplemental Indenture, each of Issuer and the Indenture Trustee hereby reaffirms all covenants, representations and warranties made by it, as the same are amended hereby, in the Indenture and agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the effective date of this Third Supplemental Indenture.

            3.2 Each of Issuer and Indenture Trustee hereby represents and warrants as to itself that this Third Supplemental Indenture constitutes the legal, valid and binding obligation of such party enforceable against such party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general principles of equity which may limit the availability of equitable remedies.

            3.3 The Issuer hereby represents and warrants that upon the effectiveness of this Third Supplemental Indenture, no event shall have occurred and be continuing which constitutes an Event of Termination or which would constitute a Default, an Event of Default or a Termination Event but for the requirement that notice be given or time elapse or both.

            SECTION 4. Reference to and Effect on the Indenture.

            4.1 Upon the effectiveness of this Third Supplemental Indenture, each reference in the Indenture to "this Agreement," "hereunder," "hereof," "herein," "hereby" or words of like import shall mean and be a reference to the Indenture as amended hereby, and each reference to the Indenture in any other document, instrument or agreement executed and/or delivered in connection with the Indenture shall mean and be a reference to the Indenture as amended hereby.

            4.2 Except as specifically amended hereby, the Indenture and other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

            4.3 The execution, delivery and effectiveness of this Third Supplemental Indenture shall not operate as a waiver of any right, power or remedy of the Indenture Trustee or the Agent under the Indenture or any of the other Transaction Documents, nor constitute a waiver of any provision contained therein.

            SECTION 5. GOVERNING LAW. THIS THIRD SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH,

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THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL
OBLIGATIONS LAWS BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES).

            SECTION 6. Execution in Counterparts. This Third Supplemental Indenture may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

            SECTION 7. Headings. Section headings in this Third Supplemental Indenture are included herein for convenience of reference only and shall not constitute a part of this Third Supplemental Indenture for any other purpose.

                                    * * * * *

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            IN WITNESS WHEREOF, the parties hereto have caused this Third
Supplemental Indenture to be executed on the date first set forth above by their respective officers thereto duly authorized, to be effective as hereinabove provided.

                                   BAY VIEW AUTO RECEIVABLES OWNER TRUST,
                                     as Issuer

                                   By: WILMINGTON TRUST COMPANY,
                                         not in its individual
                                         capacity, but solely as Owner Trustee

                                   By: /s/ Mary Kay Pupillo
                                      -----------------------------------------
                                       Name: Mary Kay Pupillo
                                       Title: Assistant Vice President

                                   JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as Indenture Trustee

                                   By: /s/ Melissa Wilman
                                      -----------------------------------------
                                       Name: Melissa Wilman
                                       Title: Vice President

                                Signature Page to
                          Third Supplemental Indenture

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CONSENTED AND AGREED TO:

SHEFFIELD RECEIVABLES CORPORATION,
as a Noteholder

By: BARCLAYS BANK PLC, as its attorney-
    in-fact

By: /s/ Janette Lieu
   ---------------------------
    Name: Janette Lieu
    Title: Director

BARCLAYS BANK PLC,
as a Noteholder

By: /s/ Pierre Duleyrie
   ---------------------------
    Name: Pierre Duleyrie
    Title: Director

UBS REAL ESTATE SECURITIES INC.,
as a Noteholder

By: /s/ Tamer El-Rayess
   ---------------------------
    Name: Tamer El-Rayess
    Title: Director

By: /s/ Shahid Quraishi
   ---------------------------
    Name: Shahid Quraishi
    Title: Managing Director

                                Signature Page to
                          Third Supplemental Indenture